THE PERKINS
                                   OPPORTUNITY
                                      FUND

Dear Perkins Opportunity Fund Shareholders:

Shares of small growth companies reached a top in the spring of 1996 and now, 2 1/2 years later, finally appear to be in the process of making meaningful bottoms. In a recent letter to our private clients we stated that the current market climate reminds us of the fall of 1990, when market sentiment was very negative for a variety of reasons, not the least of which was the invasion of Kuwait by Iraq. Today, just as then, there are many things that are negative in the world: Terrorists who can and will strike anywhere, anytime; a new Russia in both financial and political turmoil; Asia (especially Japan) in an economic downspin; and last, but not least, President Clinton's problems and the resulting concern worldwide about his leadership. But there are times of uncertainty in any market cycle, times when stocks, both good and bad, go down together. The past 2 1/2 years have been difficult, but opportunity is created as the result of corrections and market bottoms, which are the market's way of resolving speculative excesses and creating the foundation for the next advance. The market bottom in 1990 marked the end of a long period of underperformance by small company shares vs. the shares of larger-cap companies. Today this relative valuation is lower than it was at the bottom of the 1990 market.

The relative values are there, and so are the real values. One of our holdings, Ciprico, is selling at less than its cash per share, giving zero value to the business. Another, Wilsons The Leather Experts, is selling at six times its estimated earnings per share for the current year. There are numerous other examples of valuations which we believe to be ludicrous. Yes, we do own some stocks which we wish we had not purchased and certainly others which we now wish we had sold before they went down. Nevertheless, we have what we feel are many very attractive holdings in the Fund, which we expect to rebound when the market for the out-of-favor smaller growth companies turns, which we believe is now happening. There has been a 4-year election cycle in the stock market since 1914; there has usually been a significant bottom in the mid-term year and our view is that 1998 will likely not be an exception. There is a stock market adage which says "don't fight the Fed". An old rule developed by Edson Gould called "two tumbles and a jump" was recently activated when the Federal Reserve cut both the discount rate and the Fed Funds rate close on the heels of the discount rate cut on September 29. When the discount rate, Fed Funds rate or margin requirements have been cut twice within a short period of time, it is widely regarded as a buy signal. The record of this rule is excellent. Within six months after the second cut the market has been up an average of 10% and one year later up an average of 23%. This is based on 16 buy signals between 1921 and 1995. Furthermore, the Dow Jones has on average risen 55% from the date of the "two tumbles and a jump" buy signal to the next bull market top. Therefore, it is likely that this recent Fed action has given new life to the market. We believe this pertains especially to small stocks which have been literally thrown out of the window by investors out of fear that they were going lower. We never cease to be amazed that people are willing to sell good companies simply because they are going lower, which has nothing whatsoever to do with the fundamentals of the investment. Market bottoms are not made of smiles and pleasant feelings; rather they come with a great deal of pain. John Templeton, probably the most famous of all money managers, has said that the time to buy stocks is at the time of greatest despair, because that is the time when the greatest values are available. We believe the fall of 1998 to be one of those times.

We wish to thank all of our shareholders for sticking with us, which under the circumstances has not been an easy thing to do. We are confident, however, that valuations will improve, perhaps significantly.

The following table shows the Fund's returns by year and since inception compared to several popular indices:

--------------------------------------------------------------------------------
CALENDAR PERIOD         THE PERKINS        S&P        NASDAQ         RUSSELL
                        OPPORTUNITY        500       COMPOSITE        2000
                           FUND           INDEX        INDEX          INDEX
--------------------------------------------------------------------------------

1993                      39.52%         10.67%       17.26%         17.62%

1994                      14.85%          1.27%       (3.20)%        (3.18)%

1995                      70.35%         37.53%       39.92%         26.21%

1996                      (7.33)%        22.99%       22.71%         14.76%

1997                     (17.08)%        33.34%       21.64%         20.52%

1998 YTD (9/30/98)       (24.88)%         5.96%        7.86%        (16.80)%

ANNUALIZED SINCE
2-18-93 INCEPTION          8.43%         19.17%       18.18%          9.37%
--------------------------------------------------------------------------------

In closing, we thank you for your continued support.

Sincerely,


/s/ Richard W. Perkins              /s/ Daniel S. Perkins

Richard W. Perkins, C.F.A.          Daniel S. Perkins, C.F.A.
President                           Vice President

The Fund's average annual total return, after the maximum sales charge of 4.75%, from inception of February 18, 1993 through September 30, 1998 was 7.49%, for the three-year period ended on that date was (17.92%), for the five-year period ended on that date was 3.00% and for the 12 months ended on that date was (43.71%). The Fund's returns and share value will fluctuate and shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future performance. Small company investing involves greater risks and volatility. The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Shares         COMMON STOCKS: 90.7%                                 Market Value
--------------------------------------------------------------------------------

          BUSINESS SERVICES: 2.4%
 87,500   Appliance Recycling Centers of America, Inc.(a)*......     $   54,687
437,500   Health Fitness Corp.*.................................        218,750
450,000   Integrated Security Systems, Inc.(a)*.................        421,875
275,000   Reality Interactive, Inc.(a)*.........................         27,500
                                                                     ----------
                                                                        722,812
                                                                     ----------
          COMMERCIAL SERVICES: 0.3%
 20,000   Giga Information Group, Inc.*.........................         80,000
                                                                     ----------
          COMPUTER - INTERNET: 6.5%
500,000   OnHealth Network Company(a)*..........................      1,937,500
                                                                     ----------
          COMPUTER - MEMORY DEVICES: 2.4%
100,000   Ciprico, Inc.*........................................        731,250
                                                                     ----------
          COMPUTER - PERIPHERAL EQUIPMENT: 1.9%
250,000   Digital Biometrics, Inc.*.............................        324,219
100,000   RSI Systems, Inc.*....................................        231,250
                                                                     ----------
                                                                        555,469
                                                                     ----------
          COMPUTER - SOFTWARE: 8.1%
280,000   Delphi Information Systems, Inc.(a)*..................        962,500
200,000   Fourth Shift Corp.*...................................        637,500
 50,000   Information Advantage, Inc.*..........................        231,250
115,000   IntraNet Solutions, Inc.*.............................        445,625
115,000   OneLink Communications, Inc.*.........................        154,531
                                                                     ----------
                                                                      2,431,406
                                                                     ----------
          CONSUMER PRODUCTS - MISCELLANEOUS: 2.9%
300,000   Minnesota Brewing Company (a)*........................        562,500
 35,000   Recovery Engineering, Inc.*...........................        293,125
                                                                     ----------
                                                                        855,625
                                                                     ----------
          EDUCATIONAL - PRODUCTS/SERVICES: 3.0%
200,000   The TesseracT Group, Inc.*............................        662,500
 50,000   UOL Publishing, Inc.*.................................        243,750
                                                                     ----------
                                                                        906,250
                                                                     ----------
See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          ELECTRICAL PRODUCTS - MISCELLANEOUS: 12.1%
 75,000   AMETEK, Inc..........................................     $ 1,293,750
100,000   Barringer Technologies, Inc.*........................         743,750
430,000   Destron Fearing Corp.*...............................         537,500
500,000   Insignia Systems, Inc. (a)*..........................         812,500
410,000   Micro Component Technology, Inc.(a)*.................         217,813
                                                                    -----------
                                                                      3,605,313
                                                                    -----------
          FINANCIAL SERVICES - MISCELLANEOUS: 6.4%
 20,000   Metris Companies, Inc................................         932,500
 50,000   TCF Financial Corp...................................         993,750
                                                                    -----------
                                                                      1,926,250
                                                                    -----------
          LEISURE - GAMING: 2.0%
 58,000   American Wagering, Inc.*.............................         253,750
175,000   Innovative Gaming Corporation of America*............         339,063
                                                                    -----------
                                                                        592,813
                                                                    -----------
          MEDICAL - DRUGS: 4.1%
250,000   GalaGen, Inc.*.......................................         453,125
100,000   Orphan Medical, Inc.*................................         768,750
                                                                    -----------
                                                                      1,221,875
                                                                    -----------
          MEDICAL - PRODUCTS: 18.0%
175,000   ATS Medical, Inc.*...................................       1,028,125
250,000   Diametrics Medical, Inc.*............................       1,250,000
550,000   Everest Medical Corp. (a)*...........................         825,000
425,000   InnerDyne, Inc.*.....................................         690,625
 90,000   Lectec Corp.*........................................         292,500
200,000   SpectraSCIENCE, Inc. (a)*............................         987,500
 75,000   ZymeTx, Inc.*........................................         300,000
                                                                    -----------
                                                                      5,373,750
                                                                    -----------
          REAL ESTATE INVESTMENT TRUST: 4.3%
 50,000   Capital Automotive REIT..............................         584,375
 50,000   Resource Asset Investment Trust......................         712,500
                                                                    -----------
                                                                      1,296,875
                                                                    -----------
See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          RETAIL - MISCELLANEOUS: 3.6%
100,000   Wilsons The Leather Experts, Inc.*...................      $ 1,062,500
                                                                     -----------
          RETAIL - RESTAURANTS: 2.8%
200,000   Big Buck Brewery & Steakhouse, Inc.(a)*..............          750,000
100,000   Cafe Odyssey, Inc.*..................................          100,000
                                                                     -----------
                                                                         850,000
                                                                     -----------
          TELECOMMUNICATIONS - EQUIPMENT AND SERVICES: 9.9%
 85,000   ChoiceTel Communications, Inc.*......................          350,625
100,000   Norstan, Inc.*.......................................        1,750,000
450,000   Racotek, Inc.*.......................................          871,875
                                                                     -----------
                                                                       2,972,500
                                                                     -----------
          Total Common Stocks (cost $47,985,989)...............       27,122,188
                                                                     -----------
          PREFERRED STOCK: 1.6%
--------------------------------------------------------------------------------
          BUSINESS SERVICES: 1.6%
 70,000   IntraNet Solutions, Inc. (cost $350,000).............          466,669
                                                                     -----------

          WARRANTS: 0.4%
--------------------------------------------------------------------------------
          BUSINESS SERVICES: 0.0%
 62,500   Health Fitness Corp., Exp. 4/4/1999..................                0
                                                                     -----------

          COMPUTER - SOFTWARE: 0.0%
280,000   Delphi Information Systems, Inc., Exp. 4/17/1999.....                0
500,000   Insignia Systems, Inc., Exp. 1/16/2000 (a)...........                0
 70,000   IntraNet Solutions, Inc., Exp. 7/22/2002.............                0
275,000   Reality Interactive, Inc., Exp. 4/10/2000(a).........              275
                                                                     -----------
                                                                             275
                                                                     -----------
          ELECTRIC PRODUCTS - MISCELLANEOUS: 0.1%
100,000   Barringer Technologies, Inc., Exp. 11/12/1999........           31,250
                                                                     -----------

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares          WARRANTS, continued                                 Market Value
--------------------------------------------------------------------------------

            RETAIL - RESTAURANTS: 0.2%
   300,000  Big Buck Brewery & Steakhouse, Inc., Exp. 6/12/2000... $     75,000
                                                                   ------------

            TELECOMMUNICATIONS - EQUIPMENT AND SERVICES: 0.1%
    85,000  ChoiceTel Communications, Inc., Exp. 11/10/2002.......       21,250
                                                                   ------------

            Total Warrants (cost $140,225)........................      127,775
                                                                   ------------

Principal Amount     REPURCHASE AGREEMENT: 8.0%
--------------------------------------------------------------------------------
$2,405,000  Star Bank Repurchase Agreement, 4.90%, dated
            9/30/1998, due 10/1/1998, collateralized by
            $2,457,629 GNMA, 7.375%, due 5/20/2024
            (proceeds $2,405,327) (cost $2,405,000)...............    2,405,000
                                                                   ------------

            Total Investment in Securities (cost
            $50,881,214++): 100.7%................................   30,121,632
            Liabilities in excess of Other Assets: (0.7)%.........     (205,790)
                                                                   ------------
            TOTAL NET ASSETS: 100.0%.............................. $ 29,915,842
                                                                   ============
* Non-income producing security.

(a) Affiliated company (see Note 7).

++ At September 30, 1998, the cost of securities for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation were as follows:

            Gross unrealized appreciation ........................ $  1,824,865
            Gross unrealized depreciation ........................  (22,584,447)
                                                                   ------------
                  Net unrealized depreciation .................... $(20,759,582)
                                                                   ============

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $50,881,214)......     $ 30,121,632
  Cash........................................................              725
  Receivables:
    Securities sold ..........................................           17,610
    Fund shares sold..........................................            2,381
    Interest..................................................              328
  Prepaid expenses............................................           30,461
                                                                   ------------
      Total assets ...........................................       30,173,137
                                                                   ------------
LIABILITIES
  Payables:
    Advisory fees.............................................           25,090
    Administration fee........................................            3,807
    Fund shares redeemed......................................           59,333
  Accrued expenses ...........................................          169,065
                                                                   ------------
       Total liabilities .....................................          257,295
                                                                   ------------

NET ASSETS  ..................................................     $ 29,915,842
                                                                   ============
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($29,915,842/3,156,659 shares outstanding;
    unlimited number of shares authorized without
    par value)................................................     $       9.48
                                                                   ============
  COMPUTATION OF OFFERING PRICE PER SHARE
    (Net asset value $9.48/.9525) ............................     $       9.95
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 65,225,503
  Accumulated net investment loss.............................         (400,286)
  Accumulated net realized loss on investments ...............      (14,149,793)
  Net unrealized depreciation on investments .................      (20,759,582)
                                                                   ------------
      Net assets .............................................     $ 29,915,842
                                                                   ============

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest .................................................    $      49,837
    Dividends.................................................           73,115
                                                                  -------------
       Total income ..........................................          122,952
                                                                  -------------
  Expenses
    Advisory fees.............................................          230,033
    Transfer agent fees ......................................           90,536
    Distribution fees.........................................           46,007
    Administration fee........................................           41,966
    Shareholder service fee...................................           30,089
    Reports to shareholders ..................................           19,502
    Fund accounting fees......................................           15,068
    Custody fees..............................................           11,460
    Registration fees.........................................            9,590
    Audit fee.................................................            8,391
    Insurance.................................................            6,081
    Trustee fees .............................................            5,899
    Miscellaneous.............................................            5,860
    Legal fees................................................            2,756
                                                                  -------------
      Total expenses .........................................          523,238
                                                                  -------------
         NET INVESTMENT LOSS .................................         (400,286)
                                                                  -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions ...............       (1,909,680)
  Net change in unrealized depreciation on investments .......      (13,548,179)
                                                                  -------------
     Net realized and unrealized loss on investments .........      (15,457,859)
                                                                  -------------
        NET DECREASE IN NET ASSETS RESULTING
         FROM OPERATIONS......................................    $ (15,858,145)
                                                                  =============

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  Six Months Ended    Year Ended
                                                    September 30,      March 31,
                                                        1998#            1998
--------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ............................ $   (400,286)   $ (1,341,964)
  Net realized loss from security transactions ... (1,909,680) (5,974,426) Net change in unrealized depreciation on
   investments ...................................  (13,548,179)     16,076,454
                                                   ------------    ------------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...................   (15,858,145)     8,760,064
                                                    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
   net change in outstanding shares (a)...........  (10,355,043)    (27,905,372)
                                                    ------------    ------------
    TOTAL DECREASE IN NET ASSETS .................  (26,213,188)    (19,145,308)


NET ASSETS
  Beginning of period..............................   56,129,030      75,274,338
                                                    ------------    ------------
END OF PERIOD  .................................... $ 29,915,842    $ 56,129,030
                                                    ============    ============

(a) A summary of capital share transactions is as follows:

                               Six Months Ended               Year Ended
                              September 30, 1998#           March 31, 1998
                            -----------------------    -----------------------
                              Shares       Value        Shares        Value
                              ------       -----        ------        -----

Shares sold ...............   99,739   $  1,302,781      890,435   $ 12,140,118
Shares issued in
 reinvestment of
 distribution..............      -0-            -0-          -0-            -0-
Shares redeemed ........... (884,564)   (11,657,824)  (2,932,794)   (40,045,490)
                            --------   ------------   ----------   ------------
Net decrease............... (784,825)  $(10,355,043)  (2,042,359)  $(27,905,372)
                            ========   ============   ==========   ============

# Unaudited.

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------
                                Six Months Ended              Year Ended March 31,
                                  September 30, -------------------------------------------
                                     1998#      1998     1997    1996++    1995++    1994++
-------------------------------------------------------------------------------------------
Net asset value,
 beginning of period............... $ 14.24    $12.58   $18.78   $13.03   $ 10.37   $ 7.96
                                    -------    ------   ------   ------   -------   ------
Income from investment operations:
 Net investment loss ..............   (0.13)    (0.34)   (0.24)   (0.12)    (0.13)   (0.13)
 Net realized and unrealized
  gain (loss) on investments.......   (4.63)     2.00    (4.98)    6.66      3.79     2.70
                                    -------    ------   ------   ------   -------   ------
Total from investment operations...   (4.76)     1.66    (5.22)    6.54      3.66     2.57
                                    -------    ------   ------   ------   -------   ------
Less distributions:
 From net capital gains ...........    0.00      0.00    (0.98)   (0.79)    (1.00)   (0.16)
                                    -------    ------   ------   ------   -------   ------
Net asset value, end of period..... $  9.48    $14.24   $12.58   $18.78   $ 13.03   $10.37
                                    =======    ======   ======   ======   =======   ======
Total return ......................  (33.43)%   13.20%  (28.94)%  51.29%    38.72%   32.22%
Ratios/supplemental data:
Net assets, end of period
  (millions)....................... $  29.9    $ 56.1   $ 75.3   $ 92.3   $  12.5    $ 3.3
Ratio of expenses to average
 net assets:
 Before expense reimbursement .....    2.28%+    2.27%    1.90%    1.97%     3.08%    5.14%
 After expense reimbursement.......    2.28%+    2.27%    1.90%    1.97%     2.63%    2.49%
Ratio of net investment loss to
 average net assets:
 Before expense reimbursement .....   (1.75)%+  (1.85)%  (1.25)%  (1.16)%   (2.76)%  (4.93)%
 After expense reimbursement ......   (1.75)%+  (1.85)%  (1.25)%  (1.16)%   (2.31)%  (2.28)%
Portfolio turnover rate ...........    7.40%    53.37%   86.88%   92.45%   124.86%   90.63%

# Unaudited.

+ Annualized.

++ Per share data has been restated to give effect to a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996.

See accompanying Notes to Financial Statements.

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND


NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Perkins Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on February 18, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

            At September 30, 1998, there is a capital loss carryforward of approximately $11,200,000, which expires March 31, 2006, available to offset future gains, if any.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

      D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the six months ended September 30, 1998, Perkins Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended September 30, 1998, the Fund incurred $230,033 in Advisory fees.

      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:


          Under $12 million       --   $30,000
          $12 to $50 million      --   0.25% of average daily net assets
          $50 to $100 million     --   0.20% of average daily net assets
          $100 to $200 million    --   0.15% of average daily net assets
          over $200 million       --   0.10% of average daily net assets

      For the six months ended September 30, 1998, the Fund incurred $41,966 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.20% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the six months ended September 30, 1998, the Fund paid the Distributor $46,007.

NOTE 5 - SHAREHOLDER SERVICING FEE

      The Fund has entered into a Shareholder Services Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended September 30, 1998, the Fund incurred $30,089 in Shareholder Servicing fees.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

      For the six months ended September 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,501,675 and $14,756,788, respectively.

NOTE 7 - INVESTMENTS IN AFFILIATES

      Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. During the six months ended September 30, 1998, the Fund had the following transactions with affiliated companies:

                                   THE PERKINS
                                   OPPORTUNITY
                                      FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
                           Shares Held
--------------------------------------------     Value                  Realized
March 31,    Shares    Shares  September 30,  September 30,  Dividend     Gain/
  1998     Purchased    Sold      1998           1998         Income     (Loss)
  ----     ---------    ----      ----           ----         ------     ------

Appliance Recycling Centers of America, Inc.:
   87,500      --           --    87,500      $   54,687        --    $      --

Big Buck Brewery & Steakhouse, Inc.:
  200,000      --           --   200,000         750,000        --           --

Delphi Information Systems, Inc.:
1,400,000      --    1,120,000   280,000         962,500        --           --

Everest Medical Corp.:
  550,000      --           --   550,000         825,000        --           --

Insignia Systems, Inc.:
  500,000      --           --   500,000         812,500        --           --

Insignia Systems, Inc. -- Warrants:
  250,000      --           --   500,000               --        --          --

Integrated Security Systems, Inc.:
  450,000      --           --   450,000         421,875        --           --

Lamaur Corp.:
   75,000      --       75,000        --               --       --     (217,107)

Micro Component Technology, Inc.:
  410,000      --           --   410,000         217,813        --           --

Minnesota Brewing Co.:
  300,000      --           --   300,000         562,500        --           --

OnHealth Network Company:
  584,375      --       84,375   500,000       1,937,500        --      374,222

Reality Interactive, Inc.:
  275,000      --           --   275,000          27,500        --           --

Reality Interactive, Inc. -- Warrants:
  275,000      --           --   275,000             275        --           --

SpectraSCIENCE, Inc.:
  200,000      --           --   200,000         987,500        --           --
                                              ---------------------------------
Totals                                        $7,559,650        --    $ 157,115
                                              =================================

              ADVISOR
  Perkins Capital Management, Inc.
        730 East Lake Street
       Wayzata, MN 55391-1769
           (800) 998-3190
           (612) 473-8367
                 +
            DISTRIBUTOR
   First Fund Distributors, Inc.                         THE PERKINS
 4455 East Camelback Road, Suite 261E                    OPPORTUNITY
         Phoenix, AZ 85018                                  FUND
                 +
             CUSTODIAN
          Star Bank, N.A.
         425 Walnut Street
        Cincinnati, OH 45202                   A MUTUAL FUND SEEKING TO PROVIDE
                 +                               CAPITAL APPRECIATION THROUGH
TRANSFER AGENT AND SHAREHOLDER SERVICES             A CONTINUING SEARCH FOR
             PFPC, Inc.                             INVESTMENT OPPORTUNITIES
           P.O. Box 8813
     Wilmington, DE 19899-8813
           (800) 280-4779
                 +
              AUDITORS
        Tait, Weller & Baker
   8 Penn Center Plaza, Suite 800                      SEMI-ANNUAL REPORT
       Philadelphia, PA 19101                          TO SHAREHOLDERS FOR
                 +                                    THE SIX MONTHS ENDED
           LEGAL COUNSEL                               SEPTEMBER 30, 1998
Paul, Hastings, Janofsky & Walker LLP
  345 California Street, 29th Floor
      San Francisco, CA 94104

This   report   is    intended    for
shareholders  of the Fund and may not
be used as  sales  literature  unless
preceded or  accompanied by a current
prospectus.

Past  performance  results  shown  in
this report  should not be considered
a     representation     of    future
performance.  Share price and returns
will  fluctuate so that shares,  when
redeemed,  may be worth  more or less
than their original cost.  Statements
and  other  information   herein  are
dated and are subject to change.